UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2021

Dover Motorsports, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11929	51-0357525
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

1131 N. DuPont Highway Dover, Delaware	19901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (302) 883-6500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, $.10 Par Value	DVD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 22, 2021, in connection with the Merger (as described in Item 2.01 below), Dover Motorsports, Inc. (the “Company”) and its wholly owned subsidiaries Dover International Speedway, Inc. and Nashville Speedway, U.S.A., Inc., (collectively, the “Borrowers”), amended its credit agreement with its bank group. Among other things, the credit facility was modified to: remove certain affirmative covenants relating to subsidiaries and operating accounts; modify covenants relating to investments, equity interests and fundamental transactions in connection with the Merger; reduce the total available borrowings under the facility to $12,000,000. Separately, PNC Bank, National Association, has been appointed as administrative agent. As of December 22, 2021, there are no borrowings outstanding under the credit facility.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on November 8, 2021, Dover Motorsports, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Speedway Motorsports, LLC (“Speedway”) and Speedco II, Inc., a wholly owned subsidiary of Speedway (“Purchaser”).

Pursuant to the Merger Agreement, Purchaser conducted a tender offer (the “Offer”) to purchase all of the outstanding shares of Common Stock of the Company, par value $0.10 per share, and all of the outstanding shares of Class A common stock, par value $0.10 per share (collectively, the “Shares”) in exchange for $3.61 per share in cash without interest and less any applicable taxes required to be deducted or withheld in respect thereof (the “Offer Price”).

The Offer and withdrawal rights expired one minute past 11:59 p.m., New York City time, on December 21, 2021 (the “Expiration Time”). American Stock Transfer & Trust Company, LLC, the depositary for the Offer (the “Depositary”), has advised Speedway and Purchaser that, as of immediately prior to the Expiration Time, a total of 32,932,500 Shares (including 18,466,739 of Class A Common Stock) had been validly tendered, and not validly withdrawn, pursuant to the Offer, representing approximately 90.5% of the Company’s outstanding Shares. In addition, Notices of Guaranteed Delivery have been delivered for 297,952 Shares, representing approximately 0.8% of the outstanding Shares.

The number of Shares that had been validly tendered, and not validly withdrawn, pursuant to the Offer (excluding Shares with respect to which Notices of Guaranteed Delivery were received by the Depositary, but which Shares such Notices of Guaranteed Delivery represent were not yet delivered to the Depositary) immediately prior to the Expiration Time satisfied the Minimum Condition (as defined in the Merger Agreement), and all other conditions to the Offer were satisfied or waived. At approximately 8:00 a.m. on December 22, 2021 , Purchaser accepted for payment all Shares validly tendered, and not validly withdrawn, pursuant to the Offer.

On December 22, 2021, at approximately 9:00 a.m. (the “Effective Time”), following the consummation of the Offer, Purchaser merged with and into the Company (the “Merger” and, together with the Offer, the “Transactions”) pursuant to Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), pursuant to the filing of a Certificate of Merger (the “Certificate of Merger”) which, based on the number of Shares held by Purchaser, permitted the consummation of the Merger without any vote of the Company stockholders. At the Effective Time, each Share that was not tendered in the Offer, other than Excluded Shares and Dissenting Shares (each as defined in the Merger Agreement), was converted into the right to receive the Offer Price, less any applicable withholding taxes and without interest (the “Merger Consideration”). In addition, as of the Effective Time, each Company Equity Award (as defined in the Merger Agreement) that was outstanding immediately prior to the Effective Time, whether or not vested, fully vested and all restrictions thereon lapsed in full as of immediately before the Effective Time.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing.

On December 22, 2021, the Company notified The New York Stock Exchange (“NYSE”) of the consummation of the Merger, requested that NYSE suspend trading of the Shares effective prior to the opening of markets on December 22, 2021, and requested that NYSE file with the Securities and Exchange Commission (“SEC”) a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares, which were previously traded under the symbol “DVD”, under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Shares.

Item 3.03.	Material Modification to Rights of Security Holders.

The disclosure set forth in Items 2.01, 3.01, 5.01 and 5.03 is incorporated herein by reference.

Item 5.01	Change of Control of Registrant.

As a result of the Offer and the Merger, a change in control of the Company occurred. Upon the Effective Time, the Company became a wholly owned subsidiary of Speedway.

The information set forth in Items 2.01, 5.02 and 5.03 is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, each of Henry Tippie, Radcliffe Hastings, Denis McGlynn, Patrick Bagley, Jeffrey Rollins, Timonthy Horne, Michael Tatioan and Anastasia Nardangeli resigned as a member of the Company board of directors (the “Board”) and from all committees of the Board on which such director served, effective as of the Effective Time. Such resignations were not in connection with any disagreement between any of the directors and the Company. Pursuant to the Merger Agreement, at the Effective Time and as a result of the Merger, Marcus G. Smith, Williams R. Brooks and Michael D. Burch, the directors of Purchaser immediately prior to the Merger Effective Time, became the directors of the Company and the officers of the Purchaser immediately prior to the Merger Effective Time, became the officers of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, as of the Effective Time, the Company’s certificate of incorporation was amended and restated and the Company’s bylaws were amended and restated. Copies of the Certificate of Incorporation and Bylaws effective as of the Merger Effective Time are filed as Exhibits 3.2 and 3.3 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Following the completion of the Merger, the newly constituted board of directors of the Company approved and recommended that the sole stockholder of the Company approve a plan of conversion to effect the conversion of the Company from a Delaware corporation to a Delaware limited liability company (the “Conversion”) and a change in the Company’s name to Dover Motorsports, LLC (the “Converted Company”), which plan was subsequently approved by Speedway, the sole stockholder of the Company following the transactions contemplated by the Merger Agreement, by written consent. On December 22, 2021, the Company filed a certificate of conversion with the Secretary of State for the State of Delaware to effect the Conversion as of 12:01 a.m. New York City time on December 23, 2021. The sole stockholder also approved the form of limited liability company agreement of the Company (the “Operating Agreement”).

The foregoing descriptions of the Plan of Conversion, the Certificate of Conversion and the Operating Agreement do not purport to be complete and are qualified in their entirety by reference to Exhibits 2.2, 3.4, and 3.5 to this Current Report on Form 8-K, respectively, which are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The information set forth in Item 5.03 is incorporated by reference.

Item 8.01	Other Information

On December 22, 2021, the Company and Speedway issued a joint press release relating to the expiration and results of the Offer and the expected consummation of the Merger (the “Press Release”). A copy of the Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of November 8, 2021, by and among Dover Motorsports, Inc., Speedway Motorsports, LLC and Speedco II, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on November 9, 2021).

2.2*	Plan of Conversion of Dover Motorsports, Inc. into Dover Motorsports, LLC, a Delaware limited liability company.

3.1	Certificate of Merger of Speedco II, Inc. into Dover Motorsports, Inc.

3.2	Amended and Restated Certificate of Incorporation of Speedway Motorsports, Inc. (included in Exhibit 3.1)

3.3	Amended and Restated Bylaws of Dover Motorsports, Inc.

3.4	Certificate of Conversion and Formation of Dover Motorsports, Inc., a Delaware corporation, into Dover Motorsports, LLC, a Delaware limited liability company.

3.5	Operating Agreement of Dover Motorsports, LLC.

99.1	Joint press release of Speedway Motorsports, LLC and Dover Motorsports, Inc. issued on December 22, 2021 (incorporated by reference from Exhibit (a)(5)(B) to Amendment No. 4 to the Schedule TO filed on December 22, 2021).

*	Schedules and Exhibits have been omitted pursuant to Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dover Motorsports, Inc.
(Registrant)

December 23, 2021

	By:	/s/ Denis McGlynn
Denis McGlynn President and Chief Executive Officer